UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2015 (May 11, 2015)

WMIH Corp.

(Exact name of registrant as specified in its charter)

000-25188

(Commission

File Number)

Delaware	91-1653725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 3000 Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 432-8887

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As disclosed below, WMIH Corp., a Delaware corporation (f/k/a WMI Holdings Corp.) (“WMI Delaware” or the “Company”) became the successor to WMI Holdings Corp., a Washington corporation (“WMI Washington”), on May 11, 2015. This Current Report on Form 8-K is being filed for the purpose of establishing WMI Delaware as the successor issuer pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely disclose events required to be disclosed on Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement

As further described in Item 3.03 below, WMI Washington consummated a reincorporation merger (the “Reincorporation”) with and into its wholly owned subsidiary, WMI Delaware, pursuant to the terms of an Agreement and Plan of Merger entered into between WMI Washington and WMI Delaware on May 11, 2015 (the “Merger Agreement”), which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The effective time and date of the Reincorporation was 8:00 p.m. Eastern time on May 11, 2015 (the “Effective Time”). As a result of the Reincorporation, the registrant is now a Delaware corporation and WMI Washington has ceased to exist. In addition, at the Effective Time, WMI Holdings Corp. changed its name to WMIH Corp. The Reincorporation also resulted in the changes to the directors and officers as set forth in Item 5.02 below. WMI Delaware will continue to operate the business of WMI Washington as it existed immediately prior to the Reincorporation, and the fiscal year, accounting, location of the principal executive office, assets and liabilities of WMI Washington remain unchanged.

In connection with the Reincorporation, the Board of Directors (the “Board”) of the Company approved indemnification agreements in the form attached hereto as Exhibit 10.1 that the Company expects to enter into with its current directors and executive officers, effective as of May 12, 2015. These agreements, among other things, require WMI Delaware or will require WMI Delaware to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of WMI Delaware, arising out of the person’s services as a director or executive officer.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the Reincorporation, WMI Delaware assumed all of WMI Washington’s obligations, including all of WMI Washington’s obligations under WMI Washington’s $20.0 million aggregate principal amount of 13% Senior Second Lien Notes due 2030. For more information concerning these obligations, see generally WMI Washington’s Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and Current Reports on Form 8-K filed prior to the date hereof.

In addition to the above, in connection with the Reincorporation, pursuant to a First Supplemental Indenture (the “Supplemental Indenture”), dated as of May 11, 2015, by and among WMI Delaware, WMI Washington and Law Debenture Trust Company of New York, as trustee (the “Trustee”), WMI Delaware assumed all of the Notes Obligations, as such term is defined in the Senior Second Lien Notes Indenture, dated as of March 19, 2012, by and between WMI Washington and the Trustee. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 1.01 above is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time, WMI Washington changed its state of incorporation from Washington to Delaware through a merger with and into WMI Delaware. The Reincorporation was consummated pursuant to the terms of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The shareholders of WMI Washington approved the Reincorporation at the 2015 annual meeting of shareholders of WMI Washington held on April 28, 2015 (the “Annual Meeting”).

At the Effective Time, (i) each outstanding share of WMI Washington’s common stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock automatically converted into one share of the substantially similar common stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as applicable, of WMI Delaware and (ii) each outstanding option, right or warrant to acquire shares of WMI Washington’s common stock converted into an option, right or warrant to acquire an equal number of shares of WMI Delaware’s common stock under the same terms and conditions as the original options, rights or warrants.

Pursuant to Rule 12g-3 under the Exchange Act, the shares of common stock of WMI Delaware, as successor issuer, are deemed registered under Section 12(g) of the Exchange Act. The shares of common stock of WMI Delaware continue to be quoted on the OTC Markets OTCQB electronic quotation system under the trading symbol “WMIH” and the Reincorporation did not result in any change in the CUSIP numbers of the Company’s securities.

Prior to the Effective Time, the rights of WMI Washington’s shareholders were governed by the Revised Code of Washington and WMI Washington’s Amended and Restated Articles of Incorporation, as amended (the “Washington Charter”), and Amended and Restated Bylaws, as amended. As a result of the Reincorporation, holders of WMI Washington’s common stock are now holders of WMI Delaware’s common stock, and their rights as shareholders are governed by the Delaware General Corporation Law and WMI Delaware’s Amended and Restated Certificate of Incorporation (the “Delaware Charter”) and Amended and Restated Bylaws (the “Delaware Bylaws”). In connection with the Reincorporation, (i) the number of authorized shares of common stock was increased from 500,000,000 shares under the Washington Charter to 3,500,000,000 shares under the Delaware Charter and (ii) the number of authorized shares of preferred stock was increased from 5,000,000 shares under the Washington Charter to 10,000,000 shares under the Delaware Charter. The Delaware Charter and the Delaware Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

WMI Delaware hereby incorporates by reference the description of its common stock contained in the section entitled “Proposal 3 – Approval to Reincorporate WMI Holdings Corp. from the State of Washington to the State of Delaware” in WMI Washington’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2015 (the “Proxy Statement”) including the following captions: “Comparison of Shareholder Rights Before and After Reincorporation” and “Securities Act Consequences” to the extent such descriptions relate to the common stock of WMI Delaware and the changes in rights of the Company’s shareholders as a result of the Reincorporation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Director Resignations

As previously disclosed in the Company’s Current Report on Form 8-K dated February 25, 2015, Timothy R. Graham provided conditional notice of his resignation from the Board and from the Compensation Committee of the Board, and Mark E. Holliday provided conditional notice of his resignation from the Board and from the Audit Committee and Nominating and Corporate Governance Committee of the Board and the Board of Directors of the Company’s subsidiary, WM Mortgage Reinsurance Company, Inc. Each such resignation was conditioned upon and effective immediately upon the consummation of the Reincorporation. As of May 11, 2015, the effective date of the Reincorporation, such resignations became effective. Neither Mr. Graham’s nor Mr. Holliday’s resignation was due to any disagreement with the Company or for any matter relating to the Company’s operations, policies or practices.

Director and Committee Appointments

As a result of the Reincorporation, the size of the Board increased from seven (7) to up to eleven (11) members. The Board of WMI Delaware currently consists of nine (9) directors, and, effective as of May 12, 2015, Tagar C. Olson, Paul E. Raether, William C. Gallagher and Thomas L. Fairfield have been appointed to fill the vacancies created by (i) the resignations of Mr. Graham and Mr. Holliday and (ii) the increase of the size of the Board.

Mr. Olson and Mr. Raether were nominated by KKR Fund Holdings L.P. (“KKR Fund”) pursuant to the Investor Rights Agreement, dated January 30, 2014, between the Company and KKR Fund.

Pursuant to the Company’s policies, Mr. Olson and Mr. Raether are entitled to receive the standard director compensation described in the Proxy Statement, unless otherwise prohibited by the policies or guidelines of their principal employers. Mr. Gallagher and Mr. Fairfield, as employees of the Company, are entitled to receive no director compensation.

On May 12, 2015, the Board appointed Michael Renoff and Steven D. Scheiwe to serve as members of the Audit Committee of the Board (the “Audit Committee”) and Michael Willingham to serve as chair of the Audit Committee.

On May 12, 2015, the Board appointed Diane B. Glossman and Mr. Olson to serve as members of the Nominating and Corporate Governance Committee of the Board (the “Governance Committee”) and Eugene I. Davis to serve as chair of the Governance Committee.

On May 12, 2015, the Board appointed Ms. Glossman and Messrs. Davis and Willingham to serve as members of the Compensation Committee of the Board (the “Compensation Committee”) and Mr. Scheiwe to serve as chair of the Compensation Committee.

On May 12, 2015, the Board appointed Mr. Gallagher and Mr. Renoff to serve as members of the Corporate Strategy and Development Committee of the Board (the “CS&D Committee”) and Mr. Olson to serve as chair of the CS&D Committee, and Mr. Davis to serve as standing invitee of the CS&D Committee.

Officer Resignation

Charles Edward Smith has agreed to resign as President and Interim Chief Executive Officer of the Company effective as of May 15, 2015. Mr. Smith will remain Executive Vice President, Chief Legal Officer and Secretary of the Company. Immediately following the effective time of Mr. Smith’s resignation the Company will appoint (i) William C. Gallagher to serve as Chief Executive Officer of the Company and (ii) Thomas L. Fairfield to serve as Chief Operating Officer of the Company, each effective as of May 15, 2015.

William Gallagher Employment Agreement

On May 12, 2015, the Board approved an employment agreement with William Gallagher (the “Gallagher Employment Agreement”) pursuant to which, effective as of May 15, 2015, Mr. Gallagher will serve as the Chief Executive Officer of the Company. The initial term of the Gallagher Employment Agreement is three years. Under the Gallagher Employment Agreement, Mr. Gallagher will receive an annual base salary equal to $500,000, subject to applicable withholding taxes. In the event that Mr. Gallagher’s employment is terminated by the Company without “Cause” or due to Mr. Gallagher’s resignation for “Good Reason” prior to a “Qualifying Acquisition” (as such terms are defined in the Gallagher Employment Agreement), subject to Mr. Gallagher’s execution of a release of claims in favor of the Company, the Company will provide Mr. Gallagher with severance in an amount equal to $250,000. Mr. Gallagher will not receive any severance payment if such termination occurs following a Qualifying Acquisition.

Upon the consummation of a Qualifying Acquisition, the Company and Mr. Gallagher will enter into a restrictive covenants agreement containing customary terms and conditions, including twelve-month post-termination non-competition and non-solicitation covenants.

The foregoing description of the Gallagher Employment Agreement does not purport to be complete and is subject to, and qualified, in its entirety by, the full text of the Gallagher Employment Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

William Gallagher Restricted Stock Agreement

In addition, on May 12, 2015, the Board approved a restricted stock agreement with William Gallagher (the “Gallagher Restricted Stock Agreement”) pursuant to which the Company expects to issue to Mr. Gallagher an award of 1,777,778 restricted shares of the Company’s common stock. This award has an initial value of $4 million (or $2.25 per share); however, the Company may be required to issue additional shares to Mr. Gallagher to support such initial valuation if the conversion price applicable to the Company’s Series B Convertible Preferred Stock is less than $2.25 per share. Such award will vest in full upon the consummation of a Qualifying Acquisition, subject to Mr. Gallagher’s continued employment with the Company until such time. However, if the Company consummates a Qualifying Acquisition within six months following a termination of Mr. Gallagher’s employment by the Company without Cause, due to Mr. Gallagher’s resignation for Good Reason or as a result of Mr. Gallagher’s death or disability, then the restricted shares will vest at the time of the consummation of the Qualifying Acquisition.

The foregoing description of the Gallagher Restricted Stock Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Gallagher Restricted Stock Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Thomas L. Fairfield Employment Agreement

On May 12, 2015, the Board approved an employment agreement with Thomas L. Fairfield (the “Fairfield Employment Agreement”) pursuant to which, effective as of May 15, 2015, Mr. Fairfield will serve as the Chief Operating Officer of the Company. The initial term of the Fairfield Employment Agreement is three years. Under the Fairfield Employment Agreement, Mr. Fairfield will receive an annual base salary equal to $500,000, subject to applicable withholding taxes. In the event that Mr. Fairfield’s employment is terminated by the Company without “Cause” or due to

Mr. Fairfield’s resignation for “Good Reason” prior to a “Qualifying Acquisition” (as such terms are defined in the Fairfield Employment Agreement), subject to Mr. Fairfield’s execution of a release of claims in favor of the Company, the Company will provide Mr. Fairfield with severance in an amount equal to $250,000. Mr. Fairfield will not receive any severance payment if such termination occurs following a Qualifying Acquisition.

Upon the consummation of a Qualifying Acquisition, the Company and Mr. Fairfield will enter into a restrictive covenants agreement containing customary terms and conditions, including twelve-month post-termination non-competition and non-solicitation covenants.

The foregoing description of the Fairfield Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fairfield Employment Agreement, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Thomas L. Fairfield Restricted Stock Agreement

In addition, on May 12, 2015, the Board approved a restricted stock agreement with Thomas L. Fairfield (the “Fairfield Restricted Stock Agreement”) pursuant to which the Company expects to issue to Mr. Fairfield an award of 1,777,778 restricted shares of the Company’s common stock. This award has an initial value of $4 million (or $2.25 per share); however, the Company may be required to issue additional shares to Mr. Fairfield to support such initial valuation if the conversion price applicable to the Company’s Series B Convertible Preferred Stock is less than $2.25 per share. Such award will vest in full upon the consummation of a Qualifying Acquisition, subject to Mr. Fairfield’s continued employment with the Company until such time. However, if the Company consummates a Qualifying Acquisition within six months following a termination of Mr. Fairfield’s employment by the Company without Cause, due to Mr. Fairfield’s resignation for Good Reason or as a result of Mr. Fairfield’s death or disability, then the restricted shares will vest at the time of the consummation of the Qualifying Acquisition.

The foregoing description of the Fairfield Restricted Stock Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fairfield Restricted Stock Agreement, which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

2012 Long-Term Incentive Plan

At the Annual Meeting, the shareholders of WMI Washington approved and ratified the Company’s 2012 Long-Term Stock Incentive Plan, as amended (the “2012 Plan”). The terms and conditions of the 2012 Plan are described in the section entitled “Proposal 4 – Approval of WMIHC 2012 Long-Term Stock Incentive Plan” in the Proxy Statement. The registrant’s directors and executive officers are eligible to participate in the 2012 Plan. The foregoing description of the 2012 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2012 Plan, which is filed as Exhibits 10.6, 10.7 and 10.8 to this report and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 3.03 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

2.1	Agreement and Plan of Merger, dated May 11, 2015, between WMI Holdings Corp., a Washington corporation, and WMIH Corp., a Delaware corporation

3.1	Amended and Restated Certificate of Incorporation of WMIH Corp., a Delaware corporation

3.2	Amended and Restated Bylaws of WMIH Corp., a Delaware corporation

4.1	First Supplemental Indenture, dated May 11, 2015, among WMI Holdings Corp., a Washington corporation, WMIH Corp., a Delaware corporation and Law Debenture Trust Company of New York, as trustee

10.1	Form of Indemnification Agreement by and between WMIH Corp. and each of its current directors and executive officers.

10.2	Form of Employment Agreement between William Gallagher and WMIH Corp.

10.3	Form of Restricted Stock Agreement between William Gallagher and WMIH Corp.

10.4	Form of Employment Agreement between Thomas L. Fairfield and WMIH Corp.

10.5	Form of Restricted Stock Agreement between Thomas L. Fairfield and WMIH Corp.

10.6	2012 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.17 to WMI Holdings Corp.’s Annual Report on Form 10-K for the year ended December 31, 2012, filed on March 15, 2013, File No. 001-14667).

10.7	First Amendment to 2012 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to WMI Holdings Corp.’s Current Report on Form 8-K dated February 10, 2015, filed February 13, 2014, File No. 001-14667).

10.8	Second Amendment to 2012 Long-Term Incentive Plan (incorporated by reference to WMI Holdings Corp.’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on February 27, 2015, File No. 001-14667).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMIH CORP.

Date: May 13, 2015	By:	/s/ Charles Edward Smith
	Name:	Charles Edward Smith
	Title:	Executive Vice President

Exhibit Index

Number	Exhibit

2.1	Agreement and Plan of Merger, dated May 11, 2015, between WMI Holdings Corp., a Washington corporation, and WMIH Corp., a Delaware corporation

3.1	Amended and Restated Certificate of Incorporation of WMIH Corp., a Delaware corporation

3.2	Amended and Restated Bylaws of WMIH Corp., a Delaware corporation

4.1	First Supplemental Indenture, dated May 11, 2015, among WMI Holdings Corp., a Washington corporation, WMIH Corp., a Delaware corporation and Law Debenture Trust Company of New York, as trustee

10.1	Form of Indemnification Agreement by and between WMIH Corp. and each of its current directors and executive officers.

10.2	Form of Employment Agreement between William Gallagher and WMIH Corp.

10.3	Form of Restricted Stock Agreement between William Gallagher and WMIH Corp.

10.4	Form of Employment Agreement between Thomas L. Fairfield and WMIH Corp.

10.5	Form of Restricted Stock Agreement between Thomas L. Fairfield and WMIH Corp.

10.6	2012 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.17 to WMI Holdings Corp.’s Annual Report on Form 10-K for the year ended December 31, 2012, filed on March 15, 2013, File No. 001-14667).

10.7	First Amendment to 2012 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to WMI Holdings Corp.’s Current Report on Form 8-K dated February 10, 2015, filed February 13, 2014, File No. 001-14667).

10.8	Second Amendment to 2012 Long-Term Incentive Plan (incorporated by reference to WMI Holdings Corp.’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on February 27, 2015, File No. 001-14667).